UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21884

Oppenheimer Rochester Virginia Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/29/2012

Item 1.	Schedule of Investments.

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes-109.4%
Virginia-55.2%
$10,000	Alexandria, VA IDA (Alexandria Hospital)	5.500%		07/01/2014	$10,042
5,000	Broadway, VA IDA (Bridgewater College)[1]	5.375		04/01/2033	5,036
265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500		07/15/2035	219,052
2,400,000	Celebrate, VA North Community Devel. Authority Special Assessment	6.750		03/01/2034	1,664,616
55,000	Chesapeake, VA Toll Road (Expressway)[1]	5.625		07/15/2032	55,047
720,000	Chesterfield County, VA Health Center (Lucy Corr Village)	6.250		12/01/2038	742,680
25,000	Chesterfield, VA IDA (Winchester Greens)[1]	5.400		01/01/2031	25,041
250,000	Dulles, VA Town Center CDA (Dulles Town Center)	6.250		03/01/2026	250,228
55,000	Fairfax County, VA EDA (National Wildlife Federation)	5.375		09/01/2029	55,182
3,215,000	Fairfax County, VA EDA (Silver Line)[1]	5.000		04/01/2030	3,667,576
115,000	Fairfax County, VA EDA Senior Living (Lewinsville Retirement Residence)	5.250		03/01/2032	112,371
20,000	Fairfax County, VA IDA (IHS/IHSS/IAHSC/LHC Obligated Group)[1]	5.500		05/15/2029	20,870
11,025,000	Fairfax County, VA IDA (IHS/IHSS/IAHSC/LHC Obligated Group)[2]	5.500		05/15/2035	12,401,434
25,000	Fairfax County, VA IDA (IHS/IHSS/IAHSC/LHC Obligated Group)[1]	5.500		05/15/2035	28,121
5,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		08/15/2023	6,092
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Grand View Apartments)[1]	5.450		08/01/2025	25,034
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875		08/01/2027	25,038
70,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor II)[1]	5.500		05/01/2029	70,075
1,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.125		03/01/2036	803,127
1,220,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450		03/01/2036	753,533
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800		03/01/2036	738,050
20,000	Fauquier County, VA IDA (Fauquier Hospital)[1]	5.250		10/01/2031	20,461
100,000	Fauquier County, VA IDA (Fauquier Hospital/TFH/FPMS Obligated Group)[1]	5.500		10/01/2017	102,795
65,000	Fredericksburg, VA IDA (Medicorp Health System/Mary Washington Hospital Obligated Group)[1]	5.125		06/15/2033	65,054
1,000,000	Halifax County, VA IDA (Old Dominion Electric Cooperative)[1]	5.625		06/01/2028	1,046,260
3,920,000	Harrisburgh, VA IDA (Rockingham Memorial Hospital/Rockingham Health Care Obligated Group)[1]	5.000		08/15/2031	4,241,754
4,350,000	Henrico County, VA EDA (The Collegiate School)[1]	5.250		04/15/2032	5,141,961
2,400,000	Henrico County, VA IDA (Bon Secours Health Systems)[1]	0.418	[3]	08/23/2027	1,909,200

1	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Principal Amount		Coupon	Maturity	Value
$100,000	Lancaster County, VA IDA (Rappahannock Westminster Canterbury)	5.875%	04/01/2019	$102,114
10,000	Lancaster County, VA IDA (Rappahannock Westminster Canterbury)	6.000	04/01/2032	10,162
1,000,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2027	580,660
85,000	Loudoun County, VA IDA (Dulles Airport Marriott Hotel)[1]	7.125	09/01/2015	85,003
10,000	Lynchburg, VA IDA (Lynchburg College)[1]	5.250	09/01/2028	10,111
1,500,000	Manassas Park, VA Economic Devel. Authority	6.000	07/15/2035	1,643,535
10,000	Manassas, VA GO1	6.000	05/01/2014	10,140
100,000	New Port, VA CDA	5.600	09/01/2036	59,133
30,000	Norfolk, VA Airport Authority (Air Cargo)[1]	6.250	01/01/2030	29,952
300,000	Norfolk, VA EDA, Series A	6.000	11/01/2036	228,945
815,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)	6.125	01/01/2035	818,260
465,000	Peninsula, VA Ports Authority (The Brinks Company)[1]	6.000	04/01/2033	475,281
100,000	Peninsula, VA Ports Authority Health Care Facilities (Bon Secours Health Systems)[1]	5.250	08/15/2023	100,146
1,000,000	Peninsula, VA Ports Authority Residential Care Facility (VBH/LMBRC Obligated Group)	5.400	12/01/2033	776,880
250,000	Peninsula, VA Ports Authority Residential Care Facility (VBH)	5.375	12/01/2026	203,455
1,500,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.350	09/01/2028	1,552,485
3,100,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450	09/01/2037	3,270,624
75,000	Prince William County, VA IDA (Melrose Apartments)[1]	5.400	01/01/2029	72,926
25,000	Prince William County, VA IDA (Potomac Hospital Corp. of Prince William)	5.200	10/01/2030	27,020
30,000	Prince William County, VA IDA (Prince William Hospital)[1]	5.250	04/01/2019	30,056
10,000	Prince William County, VA IDA (Prince William Hospital)[1]	5.250	04/01/2019	10,019
30,000	Prince William County, VA IDA (Westminster Presbyterian Retirement Community)	4.875	01/01/2020	24,549
615,000	Prince William County, VA IDA (Westminster Presbyterian Retirement Community)	5.125	01/01/2026	457,775
1,690,000	Prince William County, VA Multifamily Hsg. Pass-Through Certificates (Woodward Gables)	5.600	11/01/2034	1,690,169
50,000	Roanoke, VA IDA (Virginia Lutheran Homes)	6.000	12/01/2032	51,171
1,100,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500	08/01/2028	1,150,094
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500	08/01/2038	1,030,060
5,000	Suffolk, VA IDA (Hotel & Conference Center)	5.125	10/01/2035	5,306
3,110,000	Suffolk, VA IDA (Lake Prince Center)	5.150	09/01/2024	3,202,608
330,000	Suffolk, VA IDA (Lake Prince Center)	5.300	09/01/2031	336,023
2,000,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)	5.000	08/01/2036	2,134,680

2	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Principal Amount		Coupon		Maturity	Value
$410,000	Suffolk, VA Redevel. & Hsg. Authority (Hope Village Apartments)[1]	5.600%		02/01/2033	$414,990
1,200,000	VA Celebrate South CDA Special Assessment	6.250		03/01/2037	733,740
1,400,000	VA College Building Authority (Christopher Newport University\George Mason University Obligated Group)[1]	5.000		09/01/2027	1,662,276
1,785,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2026	1,837,390
217,000	VA Gateway Community Devel. Authority	6.375		03/01/2030	222,924
100,000	VA H2O Community Devel. Authority	5.200		09/01/2037	59,540
2,940,000	VA Hsg. Devel. Authority, Series E1	6.250		07/01/2031	3,345,514
1,150,000	VA Hsg. Devel. Authority, Series E1	6.375		01/01/2036	1,286,724
15,000	VA Hsg. Devel. Authority, Series R1	4.500		10/01/2019	15,050
25,000	VA Northern Transportation District (Virginia Railway Express)[1]	5.375		07/01/2014	25,100
245,000	VA Resources Authority Sewer System (Hopewell Regional Wastewater)[1]	5.750		10/01/2021	245,598
1,500,000	VA Small Business Financing Authority (Hampton Roads Proton)	9.000		07/01/2039	1,623,225
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.500		04/01/2033	275,040
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.750		04/01/2041	276,888
4,075,000	VA Tobacco Settlement Authority[1]	5.000		06/01/2047	2,726,909
22,000,000	VA Tobacco Settlement Authority	5.770	[4]	06/01/2047	458,040
73,000,000	VA Tobacco Settlement Authority	10.873	[4]	06/01/2047	1,969,540
10,000,000	VA Tobacco Settlement Financing Corp.[1]	5.200		06/01/2046	6,949,700
500,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.250		07/01/2019	565,455
545,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500		07/01/2029	662,889
280,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750		07/01/2038	344,579
4,125,000	Watkins Centre, VA Community Devel. Authority	5.400		03/01/2020	4,244,419
2,253,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment	5.300		03/01/2017	2,409,246

					86,739,848
District of Columbia-14.1%
230,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2030	257,073
80,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2031	80,962
150,000	Metropolitan Washington D.C. Airport Authority[1]	5.375		10/01/2029	165,537
1,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	1.426	[4]	10/01/2041	1,391,295
8,060,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	5.550	[4]	10/01/2034	2,513,995
1,300,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	5.600	[4]	10/01/2035	385,671
13,900,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	6.242	[4]	10/01/2040	2,959,588

3	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Principal Amount		Coupon		Maturity	Value
$5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.910%[4]		10/01/2040	$974,750
5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[5]	10/01/2044	4,075,300
9,000,000	Metropolitan Washington D.C. Airport Authority, Series A2	5.000		10/01/2035	9,261,900
80,000	Metropolitan Washington D.C. Airport Authority, Series A1	5.000		10/01/2035	82,328

					22,148,399
U.S. Possessions-40.1%
200,000	Guam GO1	6.750		11/15/2029	222,010
900,000	Guam GO1	7.000		11/15/2039	1,003,977
1,000,000	Guam Government Business Privilege[1]	5.000		01/01/2037	1,069,850
1,000,000	Guam Government Waterworks Authority & Wastewater System[1]	5.625		07/01/2040	1,016,540
35,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	42,693
735,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	699,110
2,045,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	1,709,620
1,300,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750		07/01/2037	1,358,838
250,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	263,163
1,600,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,678,320
450,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	529,632
690,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	689,959
95,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	94,992
1,920,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	1,919,827
25,800,000	Puerto Rico Children’s Trust Fund (TASC)	6.417	[4]	05/15/2050	1,833,606
500,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	526,370
1,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	1,097,580
1,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	1,080,240
2,600,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	2,928,614
1,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	1,151,950
350,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	374,031
580,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	616,378
200,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	212,406
210,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	220,561
225,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	236,162
35,000	Puerto Rico HFC[1]	5.100		12/01/2018	35,046
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2030	1,078,360
250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	256,473
200,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2023	222,258
500,000	Puerto Rico Infrastructure[1]	6.000		12/15/2026	573,745
310,000	Puerto Rico Infrastructure	6.800	[4]	07/01/2029	123,008
1,000,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2033	290,990
500,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2035	125,295
3,110,000	Puerto Rico Infrastructure	7.002	[4]	07/01/2032	975,763
820,000	Puerto Rico Infrastructure	7.050	[4]	07/01/2042	127,239

4	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Principal Amount		Coupon		Maturity	Value
$5,600,000	Puerto Rico Infrastructure	7.391%[4]		07/01/2030	$2,072,672
60,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	61,887
1,825,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	1,919,663
905,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	939,046
4,535,000	Puerto Rico Infrastructure Financing Authority	6.800	[4]	07/01/2031	1,548,340
745,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	724,796
750,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	752,888
2,585,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000		07/01/2033	2,870,513
250,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	250,073
450,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	450,248
25,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2021	25,148
1,000,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2042	994,760
1,000,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	1,026,750
1,345,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2041	1,462,405
250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	295,380
1,515,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,774,929
1,500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	1,644,690
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	540,485
25,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	27,490
19,650,000	Puerto Rico Sales Tax Financing Corp., Series A	6.070	[4]	08/01/2054	1,663,766
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[4]	08/01/2044	800,050
650,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	761,443
13,950,000	Puerto Rico Sales Tax Financing Corp., Series A	7.287	[4]	08/01/2056	1,057,131
1,000,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000		08/01/2026	1,135,760
250,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[5]	08/01/2032	255,315
8,000,000	Puerto Rico Sales Tax Financing Corp., Series C2	5.750		08/01/2057	8,809,280
190,000	V.I. HFA, Series A	6.500		03/01/2025	190,247
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250		10/01/2029	528,235
685,000	V.I. Public Finance Authority, Series A1	6.375		10/01/2019	687,302
1,250,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	1,265,775

					62,921,073
Total Investments, at Value (Cost $164,185,997)-109.4%					171,809,320
Liabilities in Excess of Other Assets-(9.4)					(14,718,492)

Net Assets-100.0%					$157,090,828

5	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Footnotes to Statement of Investments

*	June 29, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	All or a portion of the security position has been segregated for collateral to cover borrowings.
2.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.
3.	Represents the current interest rate for a variable or increasing rate security.
4.	Zero coupon bond reflects effective yield on the date of purchase.
5.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority
EDA	Economic Devel. Authority
FPMS	Fauquier Physicians Management Services
GO	General Obligation
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IAHSC	Ionava Alexandria Health Services Corp.
IDA	Industrial Devel. Agency
IHS	Inova Health System
IHSS	Inova Health System Services
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LHC	Loudoun Healthcare
LMBRC	Lakewood Manor Baptist Retirement Community
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
TFH	The Fauquier Hospital
V.I.	United States Virgin Islands
VBH	Virginia Baptist Homes

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged

6	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes

7	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the

8	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 29, 2012, the Fund’s maximum exposure under such agreements is estimated at $16,010,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 29, 2012, municipal bond holdings with a value of $30,472,614 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $16,010,000 in short-term floating rate securities issued and outstanding at that date.

9	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

At June 29, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$5,515,000	Fairfax County, VA IDA ROLs[3]	10.339%	5/15/35	$6,891,434
4,500,000	Metropolitan Washington D.C. Airport Authority ROLs[3]	9.297	10/1/35	4,761,900
2,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	20.943	8/1/57	2,809,280

				$14,462,614

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.
2.	Represents the current interest rate for the inverse floating rate security.
3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $16,010,000 as of June 29, 2012.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation

10	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

11	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

12	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 29, 2012 based on valuation input level:

	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Virginia	$—	$84,830,648	$1,909,200	$86,739,848
District of Columbia	—	22,148,399	—	22,148,399
U.S. Possessions	—	62,921,073	—	62,921,073

Total Assets	$—	$169,900,120	$1,909,200	$171,809,320

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following investments have been classified as Level 3 instruments.

The Manager determined the fair valuation of a municipal bond using an internal model based on anticipated cash flows. The rate used within the models to discount future anticipated cash flows is considered a significant unobservable input. Significant increases (decreases) in the discount rate would result in a significant decrease (increase) to the notes’ fair value.

13	Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

The following provides information regarding assets in which significant unobservable inputs (level) were used by the Manager in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker:

	Value as of June 29, 2012	Valuation Technique	Unobservable input		Range
Assets Table
Investments, at Value:
Municipal bonds	$1,909,200	Discounted cash flow	Discount rate	(a)	4.5%

Total Assets	$1,909,200

a)	Represents the discount factor that the Manager has determined that market participants would use when pricing the investment.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$148,236,165	[1]

Gross unrealized appreciation	$13,477,053
Gross unrealized depreciation	(5,854,513)

Net unrealized appreciation	$7,622,540

1.	The Federal tax cost of securities does not include cost of $15,950,615, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

14	Oppenheimer Rochester Virginia Municipal Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/9/2012